SCUDDER

Scudder Pacific Opportunities Fund

Supplement to Prospectus
Dated March 1, 1999

The following text replaces the chart describing the fund's portfolio management team in the section entitled "Portfolio management" on page 21.

Tien-Yu Sieh, Lead Portfolio Manager, assumed responsibility for the fund's day-to-day operations in June, 1999. Mr. Sieh joined the Adviser in 1996 as a research analyst responsible for Hong Kong, Taiwan, Singapore and the People's Republic of China. Prior to joining the Adviser, Mr. Sieh worked as an equity research analyst for an unaffiliated investment management company. He began his investment career in 1990.

Theresa Gusman, Portfolio Manager, joined the fund in 1996. She joined the Adviser in 1992 as an equity analyst responsible for China, Hong Kong, Indonesia and Taiwan. Ms. Gusman joined the Pacific Basin portfolio management team in 1996. Prior to joining the Adviser, Ms. Gusman was an equity research analyst at an unaffiliated investment management company.

Elizabeth J. Allan, Portfolio Manager, joined the fund in 1994. She joined the Adviser in 1987 as a research analyst. Since then Ms. Allan has served as a member of the portfolio management team of an affiliated closed-end mutual fund concentrating its investments in Asia.

Nicholas Bratt, Portfolio Manager, joined the fund in 1992 as a portfolio manager. He joined the Adviser in 1976 as a portfolio manager. Mr. Bratt has also served as a portfolio manager for other affiliated international mutual funds and has over 20 years of international investment experience.


June 17, 1999